Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes
Note 14 - Income Taxes

Note 14 - Income Taxes

Below is breakdown of the income tax provisions for the years ended December 31:

	2020	2019
Federal
Current	$-	$-
Deferred	(1,833,000)	(1,278,000)
State and local
Current	10,000	14,000
Deferred	(251,000)	(196,000)
Change in valuation allowance	2,084,000	1,474,000
Income tax provision	$10,000	$14,000

The expected tax expense (benefit) based on the statutory rate is reconciled with actual tax expense benefit as follows:

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
U.S. federal statutory rate	21.0%	21.0%
State taxes	4.3%	4.3%
Other permanent and prior period adjustments	10.6%	(1.4)%
Valuation allowance	(36.1)%	(24.2)%
Income tax provision	(0.2)%	(0.3)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at December 31:

	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$7,189,000	$5,456,000
Stock based compensation	1,518,000	1,285,000
Other	212,000	81,000
Total deferred tax assets	8,919,000	6,822,000
Deferred tax liabilities:
Property and equipment	(48,000)	(57,000)
Other	(67,000)	(44,000)
Total deferred tax liabilities	(115,000)	(101,000)

Valuation Allowance	(8,804,000)	(6,721,000)

Net deferred tax asset	$-	$-

The Company has U.S. federal net operating loss carryovers of approximately $33,366,000 and $22,640,000 at December 31, 2020 and 2019, respectively, available to offset taxable net income in a given year. The Company has state net operating loss carryovers of $4,188,000 and $3,531,815 at December 31, 2020 and 2019, respectively. If not used, these net operating loss carryovers may be subject to limitation under Internal Revenue Code Section 382 should there be a greater than 50% ownership change as determined under the regulations. The Company plans on undertaking a detailed analysis of any historical and/or current Section 382 ownership changes that may limit the utilization of the net operating loss carryovers.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law in March 2020. The CARES Act lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”). Corporate taxpayers may carryback net operating losses (“NOLs”) originating between 2018 and 2020 for up to five years, which was not previously allowed under the 2017 Tax Act. The CARES Act also eliminates the 80% of taxable income limitations by allowing corporate entities to fully utilize NOL carryforwards to offset taxable income in 2018, 2019 or 2020. Taxpayers may generally deduct interest up to the sum of 50% of adjusted taxable income plus business interest income (30% limit under the 2017 Tax Act) for 2019 and 2020. The CARES Act allows taxpayers with alternative minimum tax credits to claim a refund in 2020 for the entire amount of the credits instead of recovering the credits through refunds over a period of years, as originally enacted by the 2017 Tax Act. In addition, the CARES Act raises the corporate charitable deduction limit to 25% of taxable income and makes qualified improvement property generally eligible for 15-year cost-recovery and 100% bonus depreciation.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon future generation for taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, Management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the years ended December 31, 2020 and 2019, the change in the valuation allowance was $2,084,000 and $1,474,000, respectively.

The Company evaluated the provisions of ASC 740-10 related to the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740-10 prescribes a comprehensive model for how a company should recognize, present, and disclose uncertain positions that the Company has taken or expects to take in its tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740-10.

If applicable, interest costs related to the unrecognized tax benefits are required to be calculated and would be classified as “Other expenses – Interest” in the statement of operations. Penalties would be recognized as a component of “General and administrative.”

No interest or penalties on unpaid tax were recorded during the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, no liability for unrecognized tax benefits was required to be reported. The Company does not expect any significant changes in its unrecognized tax benefits in the next year.